SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

December 21, 2005

Date of Report (Date of earliest event reported)

LEESPORT FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Pennsylvania	0-14555	23-2254007
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Ident. No.)

1240 Broadcasting Road, Wyomissing, Pennsylvania		19610
(Address of principal executive offices)		(Zip Code)

(610) 208-0966

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01                                Entry into a Material Definitive Agreement.

In connection with a re-alignment of certain business and reporting functions on a company-wide basis, on December 23, 2005, Leesport Financial Corp. (“Leesport”), Leesport Bank and Vito A. DeLisi, a director of Leesport and Leesport Bank and President of the Madison Bank Division of Leesport Bank, agreed to amend Mr. DeLisi’s employment agreement, dated April 16, 2004 and effective October 1, 2004 (the “Employment Agreement”), with Leesport and Leesport Bank (the ”Amendment”).  The parties have agreed that Mr. DeLisi will retain the titles of Executive Vice President of Leesport Bank and President of the Madison Bank Division of Leesport Bank, and that Mr. DeLisi will continue to report directly to the Chief Executive Officer of Leesport Bank.  The parties have also agreed that Leesport and Leesport Bank can modify Mr. DeLisi’s duties and responsibilities and that any such modifications shall not constitute a breach of the Employment Agreement or an event of Good Reason under Section 8(d) of the Employment Agreement.  In consideration of Mr. DeLisi’s agreement to amend the Employment Agreement, Leesport and Leesport Bank agreed to amend the covenants not to compete or solicit set forth in Section 9 of the Employment Agreement so that such  covenants will expire in the event that Mr. DeLisi’s employment terminates at the end of any term as a result of a decision by Leesport or Leesport Bank not to renew the contract for an additional annual term after December 31, 2007.

The description of the Amendment is qualified in its entirety by reference to the Amendment, a copy of which is incorporated by reference herein to Exhibit 10.2.

Item 5.02                                Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On December 21, 2005, M. Domer Leibensperger was appointed to serve as a Class I director to the Board of Directors of Leesport with a term expiring at the annual meeting of shareholders in 2007.  Mr. Leibensperger is President of Leibensperger Funeral Homes, Inc. of Hamburg, Pennsylvania and has served as a director of Leesport Bank, the Company’s wholly owned banking subsidiary, since May 11, 1999.  Mr. Leibensperger will continue to serve on the Executive Credit Committee of Leesport Bank.

Item 9.01                                Financial Statements and Exhibits.

(c)                         Exhibits:

The following exhibits are filed herewith:

10.1  Employment Agreement, dated as of April 16, 2004 and effective October 1, 2004, by and among Vito A. DeLisi, Leesport Financial Corp. and Leesport Bank (incorporated by reference to Exhibit 10.10 of Registration Statement No. 333-116331 on Form S-4)

10.2  Amendment, dated December 23, 2005, to Employment Agreement, by and among Leesport Financial Corp., Leesport Bank and Vito A. DeLisi

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEESPORT FINANCIAL CORP.

Dated: December 28, 2005

	By:	/s/ Robert D. Davis
Robert D. Davis
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number

10.1

Employment Agreement, dated as of April 16, 2004 and effective October 1, 2004, by and among Vito A. DeLisi, Leesport Financial Corp. and Leesport Bank (incorporated by reference to Exhibit 10.10 of Registration Statement No. 333-116331 on Form S-4).

10.2	Amendment, dated December 23, 2005, to Employment Agreement, by and among Leesport Financial Corp., Leesport Bank and Vito A. DeLisi.